FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2003

Promos, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

                                                 Colorado                                              0-27943                                    84-1209909
                               (State or other jurisdiction                      (Commission File No.)                       (IRS Employer
                                         of incorporation)                                                                                         File Number)

2121 South Oneida St., Suite 500 Denver, Colorado 80224 (Address of principal executive offices) (Zip Code)

(303) 758-3537
(Registrant’s telephone number, including area code)

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5. Other Events.

As indicated in the Registrant’s most recent Form 10-QSB, the Registrant continues to investigate potential acquisition candidates. To that end, the Registrant has entered into preliminary negotiations to acquire a private company. The Registrant has signed a letter of understanding with this private company, which is not binding upon the parties, except to conduct future due diligence in good faith, and is subject to a number of contingencies. The Registrant is conducting due diligence and does not know if or when this transaction will result in a binding agreement.

Item 6. Resignation of Registrant’s Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promos, Inc.

Date: September 9, 2003	By: /s/ Judith F. Harayda Judith F. Harayda, President

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